UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2015

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))[Missing Graphic Reference]

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2015, Consolidated Communications Holdings, Inc. (the “Company”) and its subsidiaries Consolidated Communications, Inc. (the “Issuer”), Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, SureWest Fiber Ventures, LLC, SureWest Kansas, Inc., Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, Consolidated Communications of Texas Company, SureWest Telephone, SureWest TeleVideo, Cable Network, Inc., Crystal Communications, Inc., Enterprise Integration Services, Inc., Enventis Corporation, Enventis Telecom, Inc., Heartland Telecommunications Company of Iowa, IdeaOne Telecom, Inc., Mankato Citizens Telephone Company, Mid-Communications, Inc. and National Independent Billing, Inc., entered into a Purchase Agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, as the representative of itself, Wells Fargo Securities, LLC and Mizuho Securities USA Inc. (the “Initial Purchasers”), relating to the issuance and sale by the Company to the Initial Purchasers of $300,000,000 aggregate principal amount of 6.50% senior notes due 2022 (the “New Notes”).

The New Notes will be issued pursuant to an indenture dated as of September 18, 2014 between the Issuer, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, pursuant to which the Issuer previously assumed the $200,000,000 aggregate principal amount of 6.50% Senior Notes due 2022 (the “Existing Notes” and together with the New Notes, the “Notes”) initially issued by Consolidated Communications Finance II Co. (“Finance Co.”), as supplemented by the first supplemental indenture dated as of October 16, 2014, as further supplemented by the second supplemental indenture dated as of November 14, 2014, and as will be further supplemented by a third supplemental indenture to be dated as of June 8, 2015.  The New Notes will be fully fungible with, rank equally to, and be treated as a single series with the Existing Notes and will have the same terms as the Existing Notes (except that New Notes issued pursuant to Regulation S will trade separately under different CUSIP/ISIN numbers until 40 days after the issue date of the New Notes, but thereafter any such holders may transfer their New Notes issued pursuant to Regulation S into the same CUSIP/ISIN numbers as the Existing Notes issued pursuant to Regulation S).  The New Notes and the Existing Notes will vote as one class for all purposes under the indenture governing the Notes.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The New Notes are being offered by the Initial Purchasers in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States pursuant to Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Purchase Agreement contains customary representations, warranties, agreements, indemnification obligations, including for liabilities under the Securities Act and other obligations and termination provisions of the Company, certain of its subsidiaries and the Initial Purchasers.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1, and incorporated into this Item 1.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

No.	Description

10.1	Purchase Agreement, dated June 3, 2015, by and among, Consolidated Communications Holdings, Inc., Consolidated Communications, Inc., Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, SureWest Fiber Ventures, LLC, SureWest Kansas, Inc., Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, Consolidated Communications of Texas Company, SureWest Telephone, SureWest TeleVideo, Cable Network, Inc., Crystal Communications, Inc., Enterprise Integration Services, Inc., Enventis Corporation, Enventis Telecom, Inc., Heartland Telecommunications Company of Iowa, IdeaOne Telecom, Inc., Mankato Citizens Telephone Company, Mid-Communications, Inc., National Independent Billing, Inc. and Morgan Stanley & Co. LLC
Safe Harbor

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Certain statements in this Current Report on Form 8-K are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include our ability to successfully integrate the operations of Enventis Corporation and realize the synergies following our acquisition of Enventis in October 2014, as well as a number of factors related to our business, including economic and financial market conditions generally and economic conditions in our service areas; various risks to shareholders of not receiving dividends and risks to our ability to pursue growth opportunities if we continue to pay dividends according to the current dividend policy; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the Securities and Exchange Commission, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this Current Report on Form 8-K. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2015
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description

10.1
Purchase Agreement, dated June 3, 2015, by and among, Consolidated Communications Holdings, Inc., Consolidated Communications, Inc., Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, SureWest Fiber Ventures, LLC, SureWest Kansas, Inc., Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, Consolidated Communications of Texas Company, SureWest Telephone, SureWest TeleVideo, Cable Network, Inc., Crystal Communications, Inc., Enterprise Integration Services, Inc., Enventis Corporation, Enventis Telecom, Inc., Heartland Telecommunications Company of Iowa, IdeaOne Telecom, Inc., Mankato Citizens Telephone Company, Mid-Communications, Inc., National Independent Billing, Inc. and Morgan Stanley & Co. LLC